MARCH 21, 2016

SUPPLEMENT TO

HARTFORD HEALTHCARE HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

SUMMARY PROSPECTUS DATED MAY 1, 2015 AND PROSPECTUS DATED MAY 1, 2015, AS LAST
SUPPLEMENTED MAY 7, 2015

1.              Effective April 1, 2016, the broad-based sector index used by Hartford Healthcare HLS Fund (the “Fund”) is changing to the S&P Composite 1500 Health Care Index due to the discontinuation of the S&P North American Health Care Sector Index.  Effective April 1, 2016, under the heading “AVERAGE ANNUAL TOTAL RETURNS” in the Summary Prospectus and “SUMMARY SECTION - AVERAGE ANNUAL TOTAL RETURNS” in the Prospectus, the disclosure is deleted in its entirety and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS.  The table below shows returns for the Fund over time compared to those of two broad-based sector indices and a broad-based market index.  For more information regarding returns see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2014

Share Classes	1 Year	5 Years	10 Years
Class IA	27.39%	22.09%	12.64%
Class IB	27.00%	21.77%	12.35%
S&P Composite 1500 Health Care Index* (reflects no deduction for fees, expenses or taxes)	24.79%	19.84%	10.95%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
S&P North American Health Care Sector Index (reflects no deduction for fees, expenses or taxes)	25.69%	20.70%	11.86%

* Effective April 1, 2016, the broad-based sector index used by the Fund changed to the S&P Composite 1500 Health Care Index due to the discontinuation of S&P North American Health Care Sector Index.

2.              Effective April 1, 2016, the following information is added in the section entitled “Performance Notes — Indices” in the Prospectus:

The S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the GICS health care sector.

3.              Effective immediately, the second paragraph under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — The Investment Manager” in the Prospectus is deleted in its entirety and replaced with the following:

HFMC relies on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) for the Fund under which it uses a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders (the “Order”). Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about any new sub-advisory relationship.

In addition, HFMC and the Fund have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit HFMC, on behalf of the Fund and subject to the approval of the Board of Directors, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with HFMC (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of HFMC or of another company that, indirectly or directly wholly owns HFMC (the “Expanded Relief”). As with the Order, the New Order would require the Fund’s shareholders to receive information about any new sub-advisory relationship within 90 days after hiring any new sub-adviser. There can be no guarantee that the SEC will grant the New Order.

The Fund’s shareholders have prospectively approved the operation of the Fund under any “manager of managers” structure, including under: (i) the New Order and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. The Fund will continue to rely on the Current Relief until the SEC grants the New Order.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

March 2016